                                                                   EXHIBIT 10.25

                                AMENDMENT No. 12

                                       to

              THE DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

                              Dated 08 January 2004

                                     Between

                               LONZA BIOLOGICS PLC

                                       and

                          TRUBION PHARMACEUTICALS, INC.

                                                          CONFIDENTIAL TREATMENT

THIS AMENDMENT No. 12 ("Twelfth Amendment") is made the 31st day of March 2006

BETWEEN

LONZA BIOLOGICS PLC of 228 Bath Road, Slough, Berkshire SL1 4DX, England (hereinafter referred to as "LB"), and

TRUBION PHARMACEUTICALS, INC, of 2401 4th Avenue, Suite 1050, Seattle, WA 98121, USA (herein after referred to as the "Customer")

WHEREAS

A. LB and the Customer entered into a development and manufacturing services agreement ("the Agreement") dated 08 January 2004, pursuant to which LB agreed to provide Services to the Customer, and,

B. The Customer now wishes LB to perform additional services under the Agreement, and,

C. LB is willing to perform such additional services on the terms set out in the Agreement, and,

D. The parties wish to amend the Agreement in accordance with Clause 13.5 thereto.

NOW THEREFORE IT IS HEREBY AGREED as follows:

1.   SCHEDULE 1 OF THE AGREEMENT SHALL BE AMENDED TO INCLUDE THE FOLLOWING:

(a)  ***

     Inserted into Agreement by Amendment 11.

(b)  ***

                                                          CONFIDENTIAL TREATMENT

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
                                   METHOD
    TEST NO.      CRITERION   (LB SOP NUMBER)   SPECIFICATION
    --------      ---------   ---------------   -------------
Characteristics
***               ***         ***               ***
***               ***         ***               ***
***               ***         ***               ***
***               ***         ***               ***
***               ***         ***               ***

***
***               ***         ***               ***

***
***               ***         ***               ***
                  ***         ***               ***
                                                ***
                  ***         ***               ***
                                                ***
***               ***         ***               ***

***
***               ***         ***               ***
***               ***         ***               ***
***               ***         ***               ***
                  ***         ***               ***
                  ***         ***               ***

***               ***         ***               ***
***               ***         ***               ***

***
***               ***         ***               ***
***               ***         ***               ***

***
***               ***         ***               ***
                                                ***
***               ***         ***               ***
***               ***         ***               ***
***               ***         ***               ***

Storage and shipping information

Final Formulation Buffer: *** (Pharmaceutical Grade)

Bottling of Bulk Product:

     Primary containers: ***

     Denominations:

                                                          CONFIDENTIAL TREATMENT

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          ***

          Any remaining Product will be filled into ***. If this is not filled with a tolerance of ***, this will be labelled as a Customer Sample and will not be released for clinical use.

          For the calculation of the total fill volume it is assumed that 1g of liquid ~ 1ml.

     Product Storage Conditions: *** degrees C

     Shipment Temperature: *** degrees C

     Customer samples (removed during the middle of dispensing):

          To be agreed by LB and Customer.

     Shipment Temperature: ***

2. SCHEDULE 2 OF THE AGREEMENT SHALL BE AMENDED TO ADD STAGES 36 AND 37 TO READ AS FOLLOWS:

     36   "STAGE 36 - ***

          36.1 OBJECTIVE

               ***

          36.2 ACTIVITIES

               ***

          36.3 TIMESCALE

               This Stage may commence when the cell bank *** is available for use, the Process development activities are complete and cGMP documents are approved.

               This Stage shall be complete upon disposition of Product by LB's Quality department. It is estimated that Product will be delivered *** from commencement of this Stage. ***. It is estimated that this shipment could occur *** from commencement of this Stage.

     37   STAGE 37 - ***

          37.1 OBJECTIVE

               ***

                                                          CONFIDENTIAL TREATMENT

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          37.2 ACTIVITIES

               ***

          37.3 TIMESCALE

               This Stage may commence when the cell bank *** is available for use, the Process development activities are complete and cGMP documents are approved.

               This Stage shall be complete upon disposition of Product by LB's Quality department. It is estimated that Product will be delivered *** from commencement of this Stage ***. It is estimated that this shipment could occur *** from commencement of this Stage.

                                                          CONFIDENTIAL TREATMENT

SCHEDULE 3 TO THE AGREEMENT SHALL BE AMENDED TO INCLUDE PROVISION FOR PAYMENT FOR THE ABOVE MENTIONED ADDITIONAL SERVICES, AS SET OUT BELOW HERETO. INVOICES FOR THESE ADDITIONAL SERVICES SHALL BE ISSUED, AND CUSTOMER PAYMENTS SHALL BE MADE, IN ***:

     "1.  PRICE

     ***

     2.   PAYMENT

          FOR STAGE 36

          *** upon removal of an ampoule out of freeze.

          *** upon completion of Stage 36.

          ***

          FOR STAGE 37

          *** upon removal of an ampoule out of freeze.

          *** upon completion of Stage 37.

          *** will be invoiced separately

                                                          CONFIDENTIAL TREATMENT

                                                                           LONZA

SAVE AS HEREIN PROVIDED ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.

Signed for and on behalf of
LONZA BIOLOGICS PLC                     /s/ Ian Elvins
                                        ----------------------------------------
                                        VP Global Biologics Quality
                                        TITLE

Signed for and on behalf of
TRUBION PHARMACEUTICALS, INC            /s/ Kendall M. Mohler
                                        ----------------------------------------
                                        Senior VP, Research & Development
                                        TITLE

                                                          CONFIDENTIAL TREATMENT